Corporate Overview Asset-Centric. Patient-Centric.

This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs. The communication of this presentation may be restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 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Statements in this presentation that are not statements of historical fact are forward-looking statements, including, without limitation, statements related to the Company’s ability to deliver impactful medicines to patients; the ability of our key executives to drive execution of the Company’s portfolio of programs; our asset-centric business model and the intended advantages and benefits thereof; research and clinical development plans; the scope, progress, results and costs of developing our product candidates or any other future product candidates; the development and therapeutic potential of our product candidates, including SerpinPC, LB101, MGX292, OX2R and our LockBody platform; strategy; regulatory matters, including the timing and likelihood of success of obtaining approvals to initiate or continue clinical trials or market any products; market size and opportunity for our product candidates; and our anticipated cash runway. Words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” “aim,” “seek,” and variations of these words or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including, without limitation, risks related to our ability to protect and maintain our intellectual property position; business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company; risks inherent in developing products and technologies; future results from our ongoing and planned clinical trials; our ability to obtain adequate financing, including through our financing facility with Oberland, to fund our planned clinical trials and other expenses; trends in the industry; the legal and regulatory framework for the industry, including the receipt and maintenance of clearances to conduct or continue clinical testing; future expenditures risks related to our asset-centric corporate model; the risk that any one or more of our product candidates will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and risks related to the COVID-19 pandemic including the effects of the Delta, Omicron and any other variants, geo-political risks such as the Russia-Ukraine conflict and other risk factors contained in our filings with the U.S. Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. All projections, valuations and statistical analyses are provided for information purposes only. They may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory agency. No representation or warranty, express or implied, is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation or warranty, express or implied, as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Disclaimer 2

Discovering and developing medicines that are truly transformational for patients Multiple potential blockbuster assets with clinical readouts anticipated over next two years Cash runway into 2026 enables clinical proof of concept readouts across portfolio World-class R&D team 3Note: $484.2 million in cash and cash equivalents as of June 30, 2022.

DIFFERENTIATION

We are a transformational pharmaceutical company fueling an innovative pipeline



Focused development teams
Minimal infrastructure and fixed costs
CENTESSA PHARMACEUTICALS
Asset-Centric. Patient-Centric.
Innovative and uncorrelated assets
Data-driven 'go / no-go' decisions

MULTIPLE PATHWAYS TO SIGNIFICANT VALUE CREATION

Lead Assets	Disease	Estimated Market Size*
SerpinPC	Hemophilia B	**$2B+**[1]
LB101	Solid Tumors	**$10B**[1]
MGX292	Pulmonary Arterial Hypertension (PAH)	**$6B**[1]
OX2R Agonists	Narcolepsy (NT1)	**$2B+**[1]

*Source: [1]Evaluate Pharma 2021 and [2]internal estimates
Centessa has several earlier stage programs that are not reflected on this slide.

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POTENTIAL FIRST-IN-CLASS/ BEST-IN-CLASS MEDICINES FOR PATIENTS

Rare disease and immuno-oncology pipeline

LEGEND ◆ Expected Milestone Timing



PRE-CLINICAL
PHASE 1
PHASE 2
REGISTRATIONAL
SerpinPC in Hemophilia *(Hemophilia B Registrational Trial)*
2H22 Registrational Trial Initiation
4Q22 Data from Ph 2a OLE Study
LB101 in Solid Tumors
4Q22 IND Submission
MGX292 in Pulmonary Arterial Hypertension (PAH)
OX2R Agonists in Narcolepsy (NT1)
CBS001 in Inflammatory/ Fibrotic Diseases
CBS004 in Systemic Sclerosis, Lupus Erythematosus

CASH RUNWAY INTO 2026 ENABLES CLINICAL PROOF OF CONCEPT READOUTS ACROSS PIPELINE

$484.2 million in cash and cash equivalents as of June 30, 2022.

Notes: OLE is open label extension.
Additional LockBody® molecules, such as LB201 are being progressed toward candidate selection expected early 2023.
Centessa has several earlier stage programs that are not reflected on this slide.

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LEADERSHIP Team with deep R&D experience focused on execution 6 THOMAS TEMPLEMAN PhD Chief Technology Officer DAVID CHAO PhD Chief Administrative Officer TIA BUSH Chief Quality Officer SAURABH SAHA MD PhD Chief Executive Officer ANTOINE YVER MD MSc EVP & Chairman of Development DAVID GRAINGER PhD Chief Innovation Officer IQBAL HUSSAIN General Counsel GREG WEINHOFF MD MBA Chief Financial Officer JOSH HAMERMESH MBA SVP, Business Development JAVAD SHAHIDI MD MSc Chief Medical Officer KRISTEN SHEPPARD ESQ. SVP, Investor Relations & Corp. Comm.

SerpinPC in Hemophilia 7

SerpinPC: Potential transformative therapy in hemophilia

Inhibitor of APC designed to prevent and reduce bleeds without risk of thrombosis; initial focus hemophilia B

SerpinPC

SIGNIFICANT OPPORTUNITY TO ADDRESS GLOBAL HEMOPHILIA POPULATION

Current hemophilia B treatments require IV infusions

Pipeline agents carry potential risk of thrombosis

High proportion of patients outside U.S and Europe are not treated

~ 500,000
Estimated global prevalence

~ $9B+
Hem A market[1]

~$2B+
Hem B market[1]

- Novel MoA; **Non-factor** approach
- Significant **reduction in bleeding[2]**
- Potential **best-in-class safety profile:** No thrombosis observed[2]
- Convenient **subcutaneous** dosing

STATUS:

Phase 2a open label extension (OLE) data expected Q422

Registrational studies for hemophilia B expected to start 2H22

SerpinPC is a serine protease inhibitor (SERPIN) engineered to specifically inhibit activated protein C (APC) and is being developed for the treatment of hemophilia. *Source: 1.Evaluate Pharma 2021 2. Six-month update of Phase 2a Study conducted in Georgia and Moldova to evaluate safety and efficacy of SerpinPC in a population of severe hemophilia A and B subjects not on previous prophylaxis and with a history of substantial bleeding.

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SerpinPC is believed to have a unique MoA supported by human genetics 9 Primary APC is the target of SerpinPC All beds Spontaneous joint bleeds • Human genetic target validation • Engineered to specifically inhibit APC • Inhibition of APC increases thrombin • Feedback loop prevents excess thrombin generation SerpinPC

Phase 2a Study: SerpinPC showed significant reductions in bleeding rates 10 One moderate skin reaction led to withdrawal of a subject with history of a skin disorder. Two subjects with ADAs, with no apparent impact on ABRs. No other SerpinPC-related AEs. ABR is annualized bleeding rate. Six-month update of Phase 2a Study conducted in Georgia and Moldova to evaluate safety and efficacy of SerpinPC in a population of severe Hemophilia A and B subjects not on previous prophylaxis and with a history of substantial bleeding. Median ABR reduction for highest dose cohort (1.2 mg/kg) -100% -80% -60% -40% -20% 0% Median ABR reduced from 36.0 to 4.4 Median ABR reduced from 21.1 to 2.2 All bleeds Spontaneous joint bleeds -94%-88% SerpinPC was also observed to be well-tolerated Across all dose levels: • No thrombosis • No instances of sustained elevations in D-dimer

Phase 2a Study: Individual observed ABRs for all bleeds and spontaneous joint bleeds 11 All bleeds ABR Spontaneous joint bleeds ABR Six-month update of Phase 2a Study. ABR is annualized bleeding rate. 1. During second 12 weeks of exposure (as prespecified in the statistical analysis plan). Once monthly injections. ABR on SerpinPC, Hemophilia A subjects1 ABR on SerpinPC, Hemophilia B subjects1 ABR during pre-exposure prospective observation period -60 -40 -20 0 20 40 60 -60 -40 -20 0 20 40 60 ABR on SerpinPC, Hemophilia A subjects1 ABR on SerpinPC, Hemophilia B subjects1 ABR during pre-exposure prospective observation period

Phase 2a Study: Individual observed ABRs across dose cohorts 12Six-month update of Phase 2a Study. ABR is annualized bleeding rate. 1. During second 12 weeks of exposure (as prespecified in the statistical analysis plan). Once monthly injections. -60 -40 -20 0 20 40 60 0.3 mg/kg 1.2 mg/kg 0.6 mg/kg 0.3 mg/kg 1.2 mg/kg 0.6 mg/kg -60 -40 -20 0 20 40 60 All bleeds ABR Spontaneous joint bleeds ABR ABR on SerpinPC, Hemophilia A subjects1 ABR on SerpinPC, Hemophilia B subjects1 ABR during pre-exposure prospective observation period ABR on SerpinPC, Hemophilia A subjects1 ABR on SerpinPC, Hemophilia B subjects1 ABR during pre-exposure prospective observation period

13 1.2 mg/kg SC Q1W n=20 1.2 mg/kg SC Q2W n=20 1.2 mg/kg SC Q4W n=20 Part 1 (24 weeks) Randomized Dose Justification Phase Prophylaxis cohort: n=30 (HemB ≥15) 12-week observation period Part 2 (24 weeks) Efficacy/safety assessment Part 3 (24 weeks) Additional efficacy/safety data Subjects from Part 1 Interim Analysis dose justification - 12 pts/arm @ 12 wk On demand cohort: n= 30 (HemB ≥15) Week 24 Primary Endpoint Separate cohorts for subjects ≥ 12 Yrs. undergoing prior prophylaxis or on-demand regimens, both receive justified dose from part 1 24-week observation period Subjects from Part 2 1 2 Hemophilia B without inhibitors (n=120) Study to also include hemophilia A subjects to support safety database Hemophilia B with inhibitors (n= <20) 12-week observation period 1.2 mg/kg, Q2W, 24 weeks Week 24 Primary Endpoint 1.2 mg/kg, Q2W, 28 weeks Week 48 Secondary Endpoint Primary Endpoint: Rate of treated bleeds (expressed as annualized bleeding rate [ABR]) in the observation period and during the first 24 weeks with SerpinPC SerpinPC registrational studies expected to start 2H 2022 Registrational program design for hemophilia B

LB101 in Solid Tumors 14

LB101:Potential first-in-class immunotherapy targeting solid tumors

Pioneering our novel LockBody® pharmacology

LockBody

"It's all about the hinge"



Novel pharmacology focused on **human IgG-derived hinges** susceptible to natural hinge clipping

Designed as **single agent systemic treatment** combining PD-L1xCD-47

Robust preclinical activity demonstrating potential **wide therapeutic index**

LB101 first candidate from modular **LockBody platform**

STATUS:

IND submission planned for late 2022;

Additional LockBody candidates expected in 2023

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LB101: Designed to optimally deliver anti-PD-L1 activity plus targeted anti-CD47 activity to the TME 16 Tumor Unlocking: IgG1 hinges susceptible to cleavage in diseased tissue by various natural processes Peripheral Stability: IgG1 hinges naturally resistant to cleavage in serum Constitutive Fabs: PD-L1 Domains Fully human Contingent Fabs: Locked CD47 Domains IgG1 Fc LOCKED Constitutive Fabs drive tumor enrichment + Natural cleavage of IgG-derived hinges in tumors UNLOCKED Exposed CDRs TME is tumor micro-environment

LB101 showed improved efficacy and durability over atezolizumab in a difficult-to-treat mouse model while being well tolerated 17 In vivo: Systemically delivered LB101 exhibited significant tumor regression In vivo: LB101 was well tolerated with no weight loss Note: MC38 hPD-L1+ syngeneic model in mouse; Arrows indicate dosing every 3 days (Q3d x 6) at Days 0, 3, 6, 9, 12, and 15. 5 mg/kg of atezolizumab is equivalent to 8.5 mg/kg of LB101.

LB101 shown to be safe and well tolerated in non-human primates

In-vivo: **LB101 delivered IV at 5, 20, 50mg/kg (q7d x 4) in non-human primates**

- Human IgG1-like PK
- No adverse observations
  - No impact on any hematology (no anemia or thrombocytopenia)
  - No changes in pathology, clinical chemistry or coagulation parameters



Pharmacokinetics
LB101 (ng/mL)
Time post-dose (hours)
Bodyweight
Bodyweight (kg)
Study Day
RBC
Red Blood Cells (10^12/L)
Study Day
Platelets
Platelets (10^9/L)
Study Day
Hemoglobin
Haemoglobin (g/dL)
Study Day
Neutrophils
Neutrophils (10^9/L)
Days post-dose
5 mg/kg (m)
5 mg/kg (f)
20 mg/kg (m)
20 mg/kg (f)
50 mg/kg (m)
50 mg/kg (f)

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19 MGX292 in Pulmonary Arterial Hypertension

MGX292: Potential for disease reversal in patients with PAH

Protein-engineered variant of BMP9, selective for BMPR2/ALK2

MGX292 Mechanism


MGX292
Recombinant modified BMP9 replacement protein
Activins and GDFs
ALK1
ALK4/5/7
BMPR-II
ActRIIA/B
pSmad1/5/8
Smad4
pSmad2/3
Increased BMPR-II expression
Vascular stability
Normal endothelial function

- BMP9/BMPR2 axis is a **genetically validated target** for pulmonary arterial hypertension (PAH)
- MGX292 specifically **activates the central pathway** that is deficient in PAH: endothelial BMP9 signaling

Novel MoA with potential for **disease reversal**

Designed to directly **restore BMP9 signaling** genetically missing or deficient in PAH and avoid undesired bone formation

In vivo data demonstrated **reversal of lung vascular pathology**

~ 70,000
Patients with PAH in North America, Europe and Japan

~$6B+
PAH Global Market [1]

*Source: 1. Evaluate Pharma 2021

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Preclinical Data: MGX292 demonstrated dose- dependent reversal of established lung vascular pathology in Sugen-hypoxia rat model 1. MGX292 treatment was given daily for 4 weeks; 2. Red arrows depict vascular lesions MGX2921 reversed neointimal lesions in Sugen-hypoxia rat model of severe PAH 0 5 10 15 20 Normoxic vehicle 3 weeks vehicle 7 weeks vehicle BMP9 (10µg/kg) MGX292 (3µg/kg) MGX292 (10µg/kg) MGX292 (30µg/kg) PROGRESSION REGRESSION Extent of disease at start of treatment period Sugen-Hypoxia Number of neointimal lesions per 100 vessel Sugen-hypoxia2 (7 weeks) MGX292 treatment (30µg/kg) Normal rat lung 21

OX2R Agonists in NT1 22

OX2R Agonists: Potential to change the standard of care for narcolepsy

Narcolepsy Type 1 (NT1)

A rare neurological condition that affects the brain's ability to regulate the normal sleep-wake cycle

Caused by a profound loss of orexin neurons in the brain

~ 3M Estimated global prevalence of narcolepsy

Approx. ~ 50% of narcolepsy patients have NT1

~$2B+ narcolepsy market[1]

High unmet need

Current treatments do not restore normal function, and NT1 symptoms persist despite polypharmacy

- **75%** patients experience EDS[1]
- **50%** patients still have 1-2 cataplexy episodes per day[2]

OX2R agonists designed to **reactivate orexin** signaling in the brain

Highly validated **human genetic** target

Clinical proof of concept (PoC) for efficacy in NT1 and in other sleep/wake disorders[3]

EDS is excessive daytime sleepiness.

1. Evaluate Pharma 2021. 2. Maski K, et al. J Clin Sleep Med 2017;13;419–25. 3. Evans, R, et al. PNAS 2022: 119; 35; e2207531119.

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Structure-based drug design has enabled the discovery of OX2R agonists with potential as replacement therapy for NT1 The newest compounds have demonstrated sub-nanomolar potency in in vitro assays * Example X-ray structure of OX2R with small molecule orexin agonist (shown in purple) Example Cryo-EM structure of OX2R with peptide agonist (shown in purple) 24

Novel OX2R agonists increase wakefulness in WT and NT1 mice Note: Wakefulness detected by piezoelectric monitoring, which is a rapid, non-invasive method for classifying sleep and wakefulness by unsupervised machine learning Exemplar small molecule agonists Exemplar peptide agonist 25 NT1 Mouse Model ORX-564 ORX-848 For all graphs: *P < 0.05 vs. 0 mg/kg; +P < 0.05 vs. 3 mg/kg

Centessa is fueling multiple pathways to value creation 26 Multiple potential blockbuster assets with clinical readouts anticipated over next two years Cash runway into 2026 enables clinical proof of concept readouts across portfolio World-class R&D team Note: $484.2 million in cash and cash equivalents as of June 30, 2022.

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